Exhibit 10.20

SECURITY AGREEMENT

This SECURITY AGREEMENT (the “Agreement”) is executed as of May 18, 2006 by U.S. AUTO PARTS NETWORK, INC., a Delaware corporation (the “Debtor”) in favor of EAST WEST BANK (the “Secured Party”), with reference to the following:

WHEREAS, Debtor and Secured Party have heretofore entered into (a) that certain Business Loan Agreement, dated as of February 24, 2006, with respect to a revolving loan facility (Loan Number: 2001669) in the principal amount of $5,000,000.00; and (b) that certain Business Loan Agreement, dated as of February 24, 2006, with respect to a term loan (Loan Number: 3000071) in the principal amount of $10,000,000.00;

WHEREAS, concurrently herewith, Debtor and Secured Party are entering into a Loan Agreement of even date herewith (the “Loan Agreement”; capitalized terms used herein and not expressly defined shall have the meaning ascribed such terms in the Loan Agreement), with respect to the Loan to be made by Secured Party in connection with the proposed acquisition by Debtor of all outstanding shares of capital stock of the Target Companies pursuant to the Acquisition Agreement; and

WHEREAS, concurrently herewith, Debtor and Secured Party are executing an Amendment to Existing Agreements which provides, among other matters, that the security agreement previously executed by Debtor and Secured Party in connection with the revolving loan No: 2001669 (the “Revolving Loan”) and the term loan No: 3000071 (the “Term Loan”) shall be amended and restated by this Agreement, as more specifically set forth in such Amendment to Existing Agreements.

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt of which is hereby acknowledged, Debtor and Secured Party hereby covenant and agree as follows:

1. GENERAL DEFINITIONS.

1.1 As used herein, “UCC” means the Uniform Commercial Code as in effect from time to time in the State of California.

1.2 All capitalized terms contained in this Agreement, but not specifically defined in this Agreement or the Loan Agreement, shall have the meanings provided by the UCC to the extent the same are used or defined therein.

2. OBLIGATIONS SECURED. The Collateral (as defined in Section 3 below) shall secure any and all Obligations of Debtor to Secured Party.

3. SECURITY INTEREST.

3.1 Grant of Security Interest. To secure the punctual payment and performance of the Obligations when due whether at the stated maturity, by acceleration or otherwise, Debtor hereby grants to Secured Party a first priority security interest in and to, and a lien upon (the “Security Interest”), all right, title and interest of Debtor in and to the property listed on Exhibit “A” hereto, whether now owned and existing or hereafter acquired or arising, and wherever located (collectively, the “Collateral”); provided, however, that with respect to the Collateral identified on Schedule 4.2 hereto, the security interest granted to Secured Party hereunder is subject to the liens in favor of third parties as set forth on Schedule 4.2 hereto. The grant of the security interest in this Section 3.1 to secure the Revolving Loan shall be effective as of the date the grant of security interest securing the Revolving Loan was initially made. The grant of security interest in this Section 3.1 to secure the Term Loan shall be effective as of the date the grant of security interest securing the Term Loan was initially made.

3.2 Security Interest Absolute. All rights of Secured Party hereunder, the Security Interest, and all obligations of Debtor hereunder, shall be absolute and unconditional irrespective of (i) any lack of validity or enforceability of the Loan Agreement, any other Loan Document, any other agreement with respect to any of the Obligations or any other agreement or instrument relating to any of the foregoing, (ii) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations, or any other amendment or waiver of or consent to any departure from the Loan Agreement, any other Loan Document or any other agreement or instrument, (iii) any exchange, release, lapse in perfection, or non-perfection of any other collateral, or any release or amendment or waiver of, or consent to or departure from any guarantee, for all or any of the Obligations, or (iv) any other circumstance which might otherwise constitute a defense available to, or discharge of Debtor, and/or any other obligor in respect of the Obligations, or in respect of this Agreement.

4. REPRESENTATIONS AND WARRANTIES. Except as set forth on the Schedules of Exceptions attached hereto, Debtor represents and warrants to Secured Party that:

4.1 Authority. Debtor has full power and authority to grant security interests in the Collateral and to execute, deliver, and perform its obligations in accordance with the terms of this Agreement, without the consent or approval of any other person except as may have been specifically disclosed to Secured Party in writing.

4.2 Absence of Other Encumbrances; Legal Actions and Claims. Except as set forth on Schedule 4.2 hereto, (a) the Collateral is free and clear of all liens and adverse claims other than the Security Interest, which shall be a first lien on the Collateral, and (b) there are no actions, suits or proceedings at law or in equity now pending or, to the best of Debtor’s knowledge, threatened against or affecting the Collateral.

4.3 Information Regarding Names. Schedule 4.3 attached hereto sets forth Debtor’s exact legal name, and a true and complete list of all prior or current names and trade names used by the Debtor.

4.4 Location of Collateral and Principal Place of Business. All Collateral and all related books and records related to the Collateral are located solely at Debtor’s principal place of business, at 17150 S. Margay Avenue, Carson, California 90746, except as set forth on Schedule 4.4 attached hereto.

4.5 Jurisdiction of Incorporation. Debtor has disclosed to the Secured Party complete and correct information regarding Debtor’s jurisdiction of incorporation and its identification number in the records of such jurisdiction.

5. COVENANTS AND AGREEMENTS OF DEBTOR. Debtor covenants and agrees as follows:

5.1 Records and Inspection. Debtor shall keep and cause to be kept accurate and complete records of the Collateral and its proceeds at its principal place of business. Upon ten (10) days’ prior notice to Debtor (or two (2) days’ prior notice if an Event of Default has occurred or is threatened), Secured Party shall have the right from time to time, during normal business hours, to examine such books, records and accounts at the office of Debtor, or other Person maintaining such records and to make copies or extracts thereof as Secured Party shall desire.

5.2 Restrictions on Removal of Collateral. Debtor shall not remove Collateral or any related books and records from its principal place of business except in the ordinary course of Debtor’s business, consistent with past practice.

5.3 Restriction on Changing State of Organization or Chief Executive Office. Debtor shall not change the state of its incorporation, or convert into a different type of entity. Debtor shall not change its chief executive office unless 30 days prior written notice has been provided to Secured Party.

5.4 Information Regarding Names. At least 30 days before changing its name on its organizational documents, or adopting a new trade name, Debtor shall give written notice to Secured Party of any new name or trade name of Debtor.

5.5 Duty of Care. Debtor shall be responsible for preserving and maintaining the Collateral and Secured Party shall have no duty of care with respect to the Collateral, except that Secured Party shall have an obligation to exercise reasonable care with respect to Collateral in its possession; provided that (i) Secured Party shall be deemed to have exercised reasonable care if the Collateral in its possession is accorded treatment substantially comparable to that which the Secured Party accords its own property or treatment substantially in accordance with actions requested by Debtor in writing, although Secured Party shall not be obligated to comply with any such requests and (ii) Secured Party shall not be obligated to take steps to preserve rights against any other parties or property.

5.6 Taxes. Except for those presently being or to be contested by Debtor in good faith in the ordinary course of business, Debtor shall pay when due all Taxes upon the Collateral.

5.7 Further Assurances and Authority of Secured Party. Debtor shall from time to time execute, deliver, file and record all such further agreements, instruments, financing statements, notices and other documents (collectively, “Supplemental Documentation”) as may be requested by Secured Party to perfect or preserve the Security Interest, to enable Secured Party to notify any third parties of the existence of the Security Interest, or otherwise to carry out the intent of this Agreement. Debtor authorizes Secured Party to file financing statements where desirable in Secured Party’s judgment to perfect the Security Interest without the signature of Debtor. If any amount payable under or in connection with any of the Collateral shall be or become evidenced by any Instrument, Certificated Security or Chattel Paper, such Instrument, Certificated Security or Chattel Paper shall be immediately delivered to the Secured Party, duly indorsed in a manner satisfactory to Secured Party, to be held as Collateral pursuant to this Agreement.

5.8 Insurance. Debtor agrees to be bound by and comply in all respects with the terms of Sections 4.16 and 4.17 of the Loan Agreement, which are hereby incorporated in this Agreement.

6. RIGHT TO SATISFY OTHER CLAIMS AND TAXES. Except to the extent Debtor is reasonably contesting any of the following Taxes or claims, if Debtor fails to pay any Taxes when due, or fails to pay any claims secured by any lien against any Collateral when due, Debtor shall so advise Secured Party in writing and Secured Party may, without waiving or releasing any obligations of Debtor or any Event of Default, in its sole discretion (and without any obligation to do so), make such payment or any part thereof or obtain such discharge and take any other action with respect thereto that Secured Party deems advisable.

7. RELEASE OF COLLATERAL. Concurrently with any sale of Collateral permitted by the Loan Documents, the Security Interest shall automatically be released from the property so disposed of; provided, however, that the Security Interest shall continue in the proceeds thereof until it is otherwise terminated as set forth herein.

8. EVENTS OF DEFAULT. The occurrence or existence of an Event of Default under any Loan Document, Revolving Loan Documents, or Term Loan Documents shall constitute an Event of Default by the Debtor.

9. RIGHTS AND REMEDIES OF SECURED PARTY UPON EVENT OF DEFAULT.

9.1 Effect of Event of Default Remedies. If any Event of Default described in 7.1 of the Loan Agreement shall occur, Secured Party may declare the Obligations secured by this Agreement to be due and payable, whereupon such Obligations shall become immediately due and payable, all without notice of any kind. Secured Party shall promptly advise Debtor of any such declaration, but failure to do so shall not impair the effect of such declaration. In addition, upon the occurrence of an Event of Default, Secured Party may exercise the rights, powers and remedies set forth below.

(a) In addition to all of its other rights, powers and remedies under this Agreement, the Loan Documents, the Revolving Loan Documents, and the Term Loan

Documents, and other applicable law, Secured Party shall have all of the rights, powers and remedies of a secured party under the Uniform Commercial Code of the state in which such rights, powers and remedies are asserted.

(b) Secured Party shall have the right: (i) to enter upon the premises of Debtor or any other place or places where Collateral is located through self-help and without judicial process or giving Debtor notice; (ii) to prepare, assemble, or process Collateral for sale, lease, or other disposition; (iii) to remove Collateral to the premises of Secured Party or any agent of Secured Party, for such time as Secured Party may desire, in order to collect or dispose of Collateral; and (iv) to require Debtor to assemble Collateral and make it available to Secured Party at a place to be designated by Secured Party.

(c) Until Secured Party is able to effect a sale, lease, or other disposition of Collateral or any part thereof, Secured Party shall have the right to use, process or operate Collateral or any part thereof to the extent that it deems appropriate for the purpose of preserving Collateral or its value or for any other purpose deemed appropriate by Secured Party.

(d) Secured Party shall have the right to sell, lease, license, or otherwise dispose of all or any Collateral in its then existing condition, or after any further assembly, manufacturing, or processing thereof, at public or private sale or sales, in lots or in bulk, for cash or on credit, all as Secured Party, in its sole discretion, may deem advisable. Without limitation, Secured Party may specifically disclaim any warranties of title and the like. Secured Party shall not be obligated to clean up or otherwise prepare the Collateral for sale. Such sales may be adjourned and continued from time to time with or without notice. Secured Party shall have the right to conduct such sales on Debtor’s premises or elsewhere and shall have the right to use Debtor’s premises without charge for such sales (or preparation for sales) for such time or times as Secured Party deems necessary or advisable. Upon an Event of Default, Secured Party is hereby granted a license or other right to use, without charge, Debtor’s labels, patents, copyrights, rights of use of any name, trade secrets, trade names, trademarks, and advertising matter, or any property of a similar nature as it pertains to Collateral, in advertising for sale or lease or the disposition of any Collateral. Secured Party may purchase all or any part of the Collateral at public or, if permitted by law, private sale, and in lieu of actual payment of such purchase price may set off the amount of such Obligations whether or not such Obligations are matured. Debtor agrees that any sale of Collateral conducted by Secured Party in accordance with the foregoing provisions of this Section shall be deemed to be a commercially reasonable sale under the UCC. Secured Party may comply with any applicable laws and regulations in connection with any exercise of remedies hereunder and such compliance shall not be considered to adversely affect the commercial reasonableness of such exercise of remedies.

9.2 Application of Proceeds. Any proceeds received by Secured Party in respect of any sale of collection from, or other realization upon all or any part of the Collateral following the occurrence of an Event of Default may, in the discretion of Secured Party, be held by Secured Party as collateral for, and/or then or at any time thereafter applied by Secured Party as follows: (i) first, to pay all costs, expenses and charges of every kind (including attorneys’ fees and costs) for pursuing, searching, protecting, taking, removing, storing, safekeeping, caring, preparing for sale, advertising, selling and delivering the Collateral and otherwise enforcing this Agreement and the Loan Documents; (ii) second, to pay the Obligations in order determined by Secured Party in its sole discretion; and (iii) third, to pay the remaining funds, if any, after payment of all the Obligations in full, to Debtor or to whomever may be lawfully entitled to receive such surplus. Payments received from any third party on account of disposition of Collateral shall not reduce the Obligations until paid in cash to Secured Party. The application of proceeds by Secured Party shall be without prejudice to Secured Party’s rights as against Debtor or other persons with respect to any Obligations which may remain unpaid. Any such deficiency shall be paid forthwith to Secured Party by the Debtor.

9.3 Notice. Any notice required to be given by Secured Party of a sale, lease, or other disposition of Collateral, or any other intended action by Secured Party, which is sent pursuant to Section 16 hereof at least ten (10) days prior to such proposed action, or such longer period as shall be specified by applicable law, shall constitute commercially reasonable and fair notice thereof to Debtor.

9.4 Other Rights Upon Event of Default. Debtor hereby irrevocably makes, constitutes and appoints Secured Party and all persons designated by Secured Party true and lawful attorney (and agent-in-fact) upon and after the occurrence of an Event of Default for the purposes set forth in the following sentences of this Section. Upon and after the occurrence of an Event of Default, Secured Party or its agent may, without notice to Debtor and at such time or times thereafter as Secured Party or said agent in its sole discretion may determine, in Debtor’s or Secured Party’s name: (i) give notice to account debtors and other obligors and demand payment of Accounts or other obligations included in the Collateral; (ii) enforce payment and exercise all of Debtor’s rights and remedies with respect to the collection of Accounts, any Special Collateral and any other obligations by legal proceedings or otherwise; (iii) settle, adjust, compromise, discharge, release, extend or renew Accounts and other obligations; (iv) prepare, file and sign Debtor’s name on any proof of claim or similar document in any insolvency or similar case against any Account debtor or any person indebted to Debtor; (v) endorse or sign the name of Debtor upon any checks, drafts, chattel paper, document, instrument, or similar document or agreement relating to Accounts or Special Collateral; (vi) use Debtor’s stationery and sign the name of Debtor to verifications of Accounts and other obligations to Account debtors and other obligor; (vii) use the information recorded on or contained in any data processing equipment and computer hardware and software to which Debtor has access relating to Accounts, or Special Collateral; (viii) open any lock box; (ix) transfer into the name of Secured Party or the name of Secured Party’s agent or nominee any of the Collateral; (x) make, settle and adjust claims under policies of insurance, endorse or sign the name of Debtor on any check or other item of payment for the proceeds of such policies of insurance, and make all determinations and decisions with respect thereto and (xi) receive and direct the disposition of any proceeds of any Collateral.

10. EXPENSES, INCLUDING ATTORNEY’S FEES. Debtor agrees to be bound by and comply in all respects with the terms of Section 4.15 of the Loan Agreement, which are hereby incorporated in this Agreement.

11. ASSIGNMENT BY SECURED PARTY. Debtor agrees that Secured Party may assign or otherwise transfer this Agreement and, subject to the terms hereof, may deliver all or any of the Collateral to the transferee(s), who shall thereupon become vested with all the powers and rights in respect thereto given to Secured Party herein transferred, and Secured Party shall thereafter be fully discharged from any liability or responsibility with respect thereto, all without prejudice to the retention by Secured Party of all rights and powers hereby given with respect to instruments, rights or property not so transferred.

12. REMEDIES NOT EXCLUSIVE; FORECLOSURES. No right or remedy hereunder is exclusive of any other right or remedy. Each and every right and remedy shall be cumulative and shall be in addition to and without prejudice to every other remedy given hereunder, under any other agreement between or among Debtor, Merger Sub and Secured Party or now or hereafter existing at law or in equity, and may be exercised from time to time as often as deemed expedient, separately or concurrently. The giving, taking or enforcement of or execution against any other or additional security, collateral, or guaranty for the payment of the Obligations shall not operate to prejudice, waive or affect any rights, powers or remedies hereunder, nor shall Secured Party be required to first look to, enforce, exhaust or execute against such other or additional security, or guarantees prior to so acting against the Collateral. Secured Party may foreclose on or execute against the items of Collateral in such order as Secured Party may, in its sole and absolute discretion, determine.

13. WAIVERS. The failure or delay of Secured Party to insist in any instances upon the performance of any of the terms, covenants or conditions of this Agreement or the Loan Documents, or to exercise any right, remedy or privilege herein or therein conferred, shall not impair or be construed as thereafter waiving any such covenants, remedies, conditions or provisions, but every such term, condition and covenant shall continue and remain in full force and effect; nor shall any waiver of an Event of Default suspend, waive or affect any other Event of Default, whether the same is prior or subsequent thereto and whether of the same or of a different type.

14. SEVERABILITY. Wherever possible, each provision of this Agreement shall be interpreted in such a manner as to be effective. If any provision of this Agreement shall be held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions or the remaining provisions of this Agreement.

15. TERMINATION. Upon payment in full and performance of all Obligations owed by Debtor to Secured Party, this Agreement shall be terminated; otherwise it shall remain in full force and effect.

16. NOTICE. All notices, demands and communications hereunder shall be given and deemed received or delivered in accordance with the provisions of Section 8.7 of the Loan Agreement.

17. GOVERNING LAW; JURISDICTION. TO THE EXTENT APPLICABLE, THIS AGREEMENT SHALL BE GOVERNED BY THE UNIFORM COMMERCIAL CODE OF THE STATE OF CALIFORNIA (OR TO THE EXTENT APPLICABLE TO THE ATTACHMENT, PERFECTION, PRIORITY OR ENFORCEMENT OF THE SECURITY INTERESTS IN ANY COLLATERAL, THE UNIFORM COMMERCIAL CODE OF ANY OTHER STATE). WITH RESPECT TO OTHER MATTERS NOT COVERED BY THE UNIFORM COMMERCIAL CODE, THIS AGREEMENT SHALL BE DETERMINED

UNDER, GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF CALIFORNIA.

DEBTOR AGREES TO SUBMIT TO EXCLUSIVE PERSONAL JURISDICTION IN THE STATE OF CALIFORNIA IN ANY ACTION, CASE OR PROCEEDING ARISING OUT OF THIS AGREEMENT AND, IN FURTHERANCE OF SUCH AGREEMENT, DEBTOR HEREBY AGREES AND CONSENTS THAT WITHOUT LIMITING OTHER METHODS OF OBTAINING JURISDICTION, PERSONAL JURISDICTION OVER DEBTOR IN ANY SUCH ACTION, CASE OR PROCEEDING MAY BE OBTAINED WITHIN OR WITHOUT THE JURISDICTION OF ANY COURT LOCATED IN CALIFORNIA AND THAT ANY PROCESS OR NOTICE OF MOTION OR OTHER APPLICATION TO ANY SUCH COURT IN CONNECTION WITH ANY SUCH ACTION, CASE OR PROCEEDING MAY BE SERVED UPON DEBTOR BY REGISTERED OR CERTIFIED MAIL TO OR BY PERSONAL SERVICE AT THE LAST KNOWN ADDRESS OF DEBTOR, WHETHER SUCH ADDRESS BE WITHIN OR WITHOUT THE JURISDICTION OF ANY SUCH COURT. DEBTOR ALSO AGREES THAT THE EXCLUSIVE VENUE OF ANY LITIGATION ARISING IN CONNECTION WITH THE DEBT OR IN RESPECT OF ANY OF THE OBLIGATIONS OF DEBTOR UNDER THIS AGREEMENT SHALL BE IN LOS ANGELES COUNTY, CALIFORNIA. NOTWITHSTANDING THE FOREGOING PROVISIONS, HOWEVER, SECURED PARTY MAY BRING ANY ACTION OR OTHER PROCEEDING FOR ANY PROVISIONAL REMEDIES (INCLUDING, WITHOUT LIMITATION, TEMPORARY RESTRAINING ORDER, INJUNCTIVE RELIEF, WRIT OF ATTACHMENT OR RECEIVERSHIP) AND/OR ANY ACTION OR OTHER PROCEEDING TO FORECLOSE UPON SECURED PARTY’S SECURITY INTEREST IN ANY OF THE COLLATERAL, IN ANY COURT HAVING SUBJECT MATTER AND PERSONAL JURISDICTION, AND WITH RESPECT TO ANY SUCH ACTION OR OTHER PROCEEDING, DEBTOR HEREBY AGREES TO SUBMIT TO PERSONAL JURISDICTION IN SUCH JURISDICTION AND TO VENUE IN ANY SUCH COURT.

18. WAIVER OF JURY TRIAL. DEBTOR HEREBY WAIVES THE RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED UPON, OR RELATED TO, THE SUBJECT MATTER OF THIS AGREEMENT. DEBTOR SHALL NOT SEEK TO CONSOLIDATE ANY SUCH ACTION IN WHICH A JURY TRIAL HAS BEEN WAIVED, WITH ANY OTHER ACTION IN WHICH A JURY CANNOT OR HAS NOT BEEN WAIVED. THIS WAIVER IS KNOWINGLY, INTENTIONALLY AND VOLUNTARILY MADE BY DEBTOR, AND DEBTOR ACKNOWLEDGES THAT NEITHER SECURED PARTY NOR ANY PERSON ACTING ON BEHALF OF SECURED PARTY HAS MADE ANY REPRESENTATIONS OF FACT TO INDUCE THIS WAIVER OF JURY TRIAL. DEBTOR ACKNOWLEDGES THAT 1) IT BARGAINED AT ARM’S LENGTH AND IN GOOD FAITH, WITHOUT DURESS, 2) THAT THE PROVISIONS HEREOF SHALL BE SUBJECT TO NO EXCEPTIONS WHATEVER, 3) THAT IT HAS BEEN REPRESENTED (OR HAS HAD THE OPPORTUNITY TO BE REPRESENTED) IN THE SIGNING OF THIS AGREEMENT AND IN THE MAKING OF THIS WAIVER BY INDEPENDENT LEGAL COUNSEL, SELECTED OF ITS OWN FREE WILL AND 4) THAT IT HAD THE OPPORTUNITY TO DISCUSS THIS WAIVER WITH COUNSEL. DEBTOR SPECIFICALLY ACKNOWLEDGES THAT NO PARTY HAS IN ANY WAY AGREED

WITH OR REPRESENTED TO ANY OTHER PARTY THAT THE PROVISIONS OF THIS SECTION WILL NOT BE FULLY ENFORCED IN ALL INSTANCES. DEBTOR FURTHER ACKNOWLEDGES THAT IT HAS READ AND UNDERSTANDS THE MEANING AND RAMIFICATIONS OF THIS WAIVER PROVISION.

19. ATTORNEYS’ FEES AND OTHER COSTS. Should either party hereto institute any action or proceeding to enforce this Agreement or any provisions hereof or for a declaration of rights under this Agreement, or for arbitration of any dispute arising under this Agreement, the prevailing party in any such action, proceeding or arbitration shall be entitled to receive from the other party all costs and expenses, including without limitation reasonable attorneys’ fees, incurred by the prevailing party in connection with such action, proceeding or arbitration.

20. INDEMNIFICATION. Debtor hereby agrees to indemnify and hold harmless Secured Party and its directors, officers, employees and agents against and from any and all claims, actions, liabilities, costs and expenses of any kind or nature whatsoever (including reasonable fees and disbursements of counsel) that may be imposed on, incurred by, or asserted against any of them, in any way relating to or arising out of this Agreement, any exercise of remedies hereunder or any other action taken or omitted by them hereunder, except to the extent a court holds in final and nonappealable judgment that such claims, actions, liabilities, costs and expenses directly resulted from the gross negligence or willful misconduct of such indemnified Persons.

21. WAIVERS BY DEBTOR. Except as otherwise expressly provided in this Agreement or the Loan Agreement, Debtor waives to the fullest extent allowable by law (i) presentment, demand, and protest and notice of presentment, protest, default, non-payment, maturity, release, compromise, settlement, extension, or renewal of the Loan Documents or the Note under or pursuant to which Debtor may in any way be liable and hereby ratifies and confirms whatever Secured Party may do in this regard; (ii) notice prior to taking possession or control of Collateral or any bond or security that might be required by any court prior to allowing Secured Party to exercise any of the remedies of Secured Party; (iii) any right to require that Secured Party marshal the Collateral; (iv) the benefit of all valuation, appraisement, and exemption laws; (v) any right to require Secured Party to proceed against any other Person or collateral held from any other person; (vi) any right to require Secured Party to pursue any other remedy in Secured Party’s power whatsoever; or (vii) any defense arising out of any election by Secured Party to exercise or not exercise any right or remedy it may have against Debtor, any other person or any security held by it, even though such election operates to impair or extinguish any right of reimbursement to subrogation or other right or remedy of Debtor against any other person or any such security.

22. MISCELLANEOUS. Debtor agrees that the following shall govern the interpretation and enforcement of this Agreement:

22.1 Binding on Successors. This Agreement shall be binding upon Debtor, the executors, administrators, successors and assigns of Debtor, and shall inure to the benefit of and be enforceable by Secured Party, its successors, transferees and assigns.

22.2 Modifications. This Agreement may not be modified, amended or terminated, except by an agreement in writing executed by the parties hereto.

22.3 Section Titles. The section titles contained in this Agreement are merely for convenience and shall be without substantive meaning or content.

22.4 Construction. The word “including” shall have the inclusive meaning represented by the phrase “including without limitation.” Unless the context of this Agreement clearly otherwise requires, the word “or” shall have the meaning represented by the phrase “and/or,” references to the plural include the singular and references to the singular include the plural.

IN WITNESS WHEREOF, this Agreement has been executed and delivered as of the date first set forth above.

“Secured Party”:		“Debtor”:

EAST WEST BANK		U.S. AUTO PARTS NETWORK, INC. a Delaware corporation

By:	/s/ Mark H. Lee	By:	/s/ Mehran Nia
Name:	Mark H. Lee	Name:	Mehran Nia
Title:	FUP	Title:	CEO